SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ingles Markets, Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INGLES MARKETS, INCORPORATED

P.O. BOX 6676

ASHEVILLE, NORTH CAROLINA 28816

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 14, 2006

To the Stockholders of Ingles Markets, Incorporated:

NOTICE IS HEREBY GIVEN that Ingles Markets, Incorporated will hold its 2006 Annual Meeting of Stockholders at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804 on February 14, 2006, at 1:00 p.m. local time, for the following purposes:

(1)	To elect nine directors to serve until the 2007 Annual Meeting of Stockholders; and

(2)	To transact any other business that may properly come before the meeting and any adjournment or postponement thereof.

These items and other matters relating to the Annual Meeting are more fully discussed in the Proxy Statement that accompanies this notice.

Holders of record of the Company’s Class A Common Stock, $0.05 par value per share, and Class B Common Stock, $0.05 par value per share, at the close of business on January 6, 2006, are entitled to receive notice of and to vote at the Annual Meeting. We will make available at the Company’s corporate offices a list of stockholders as of the close of business on January 6, 2006, for inspection during normal business hours during the ten-day period immediately preceding the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please sign and date the accompanying proxy card(s) and return the proxy card(s) promptly in the enclosed postage paid reply envelope. Your prompt return of the proxy card(s) will help the Company prepare for the Annual Meeting. If you return an executed proxy card and later decide to attend the Annual Meeting, you may revoke your proxy at the meeting and vote your shares in person.

By Order of the Board of Directors

Robert P. Ingle, II Chairman of the Board

Asheville, North Carolina

January 12, 2006

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

INGLES MARKETS, INCORPORATED

P. O. BOX 6676

ASHEVILLE, NORTH CAROLINA 28816

ANNUAL STOCKHOLDERS MEETING

FEBRUARY 14, 2006

Grove Park Inn

290 Macon Avenue

Asheville, North Carolina 28804

PROXY STATEMENT

The Board of Directors (the “Board”) of Ingles Markets, Incorporated (the “Company”) furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2006 Annual Meeting of Stockholders of the Company. The meeting will be held at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, on Tuesday, February 14, 2006 at 1:00 p.m. local time, for the purposes set forth in the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. The proxies also may be voted at any adjournments or postponements of the meeting. The Company is sending this Proxy Statement to each holder of record of the Company’s Class A Common Stock, $0.05 par value per share (“Class A Common Stock”) and Class B Common Stock, $0.05 par value per share (“Class B Common Stock”), as of January 6, 2006, the record date for the meeting (the “Record Date”). Class A Common Stock and Class B Common Stock are sometimes referred to collectively in this Proxy Statement as “Common Stock.”

The Company’s principal executive offices are located at 2913 U.S. Highway 70 West, Asheville (Black Mountain), North Carolina 28711. This Proxy Statement and the accompanying forms of proxy are first being sent or given to stockholders on or about January 12, 2006.

Execution and Revocation of Proxies

If a stockholder completes and signs one of the enclosed proxies as instructed and returns the proxy to the Secretary of the Company in care of the Company’s transfer agent, LaSalle Bank, N.A., so that it is received at or before the Annual Meeting, the shares of Common Stock represented by the proxy will be voted at the Annual Meeting in accordance with the instructions on the proxy. Proxies that are not properly executed or are not received by the Secretary at or before the Annual Meeting will not be effective.

A duly authorized person should sign each proxy on the stockholder’s behalf if the stockholder is a corporation or partnership. If the shares of Common Stock represented by a proxy are registered in more than one name, each registered owner should sign the proxy. If an authorized person executes the proxy pursuant to a power of attorney or as an executor, administrator, trustee or guardian, the person should include his or her full title on the proxy and enclose a certificate or other evidence of appointment with the proxy when delivering it to the Secretary. Proxies that are not properly executed will not be effective.

A stockholder can revoke a proxy at any time prior to the exercise of the authority granted under that proxy. A proxy may be revoked by a stockholder in any of the following ways:

•	by attending the Annual Meeting and giving oral notice of the stockholder’s election to vote in person;

•	by delivering to the Secretary an instrument revoking the proxy; or

•	by delivering a later-dated, properly executed proxy with respect to shares covered by the original proxy.

Action to Be Taken under the Proxy Cards

Unless instructed otherwise on a proxy, shares of Common Stock represented by a properly executed proxy will be voted at the Annual Meeting “For” the election of each of the Board nominees named under the heading “ELECTION OF DIRECTORS – Identification Of Directors and Executive Officers.” As of the date of this Proxy Statement, the Company’s management knows of no other matter to be brought before the Annual Meeting. Should any other matter properly come before the Annual Meeting, all shares of Common Stock represented by effective proxies will be voted, at their discretion, by the persons acting under such proxies.

Voting Rights

Only holders of record of shares of Class A Common Stock or Class B Common Stock at the close of business on the Record Date are entitled to vote at the meeting or adjournments or postponements of the meeting. At the close of business on the Record Date, there were 12,093,220 shares of Class A Common Stock and 12,364,541 shares of Class B Common Stock outstanding.

Quorum Requirements. The presence in person or by proxy of holders of a majority of the outstanding shares of Class A Common Stock constitutes a quorum for purposes of the election of directors by the holders of Class A Common Stock. The presence in person or by proxy of holders of a majority of the outstanding shares of Class B Common Stock constitutes a quorum for purposes of the election of directors by the holders of Class B Common Stock. If holders of shares possessing a majority of the aggregate votes represented by the Class A Common Stock and Class B Common Stock, taking into account the ten votes per share attributable to the Class B Common Stock, are present at the Annual Meeting in person or by proxy, a quorum will be present for purposes of any other matter that may be presented at the Annual Meeting. Abstentions with respect to a proposal and broker non-votes are counted for purposes of establishing a quorum. A broker non-vote occurs if a broker does not receive instructions from the beneficial owner of shares held in street name for certain types of proposals and the broker indicates it does not have authority to vote such shares.

Election of Directors. If a quorum of each class is present at the Annual Meeting, the holders of Class A Common Stock, voting as a class, will elect two directors, and the holders of Class B Common Stock, voting as a class, will elect seven directors. Each stockholder will have one vote for each share of Common Stock held by the stockholder as of the Record Date. Pursuant to the North Carolina Business Corporation Act, directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Thus, abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

Because the Company was a public corporation on the Record Date, cumulative voting will not be applicable to the election of directors at the Annual Meeting.

Other Matters. Unless otherwise provided in the Company’s Articles of Incorporation or the North Carolina Business Corporation Act, holders of Class A Common Stock and Class B Common Stock would vote as a single class with respect to any other matter that may be voted upon at the Annual Meeting. In any such vote, stockholders would be entitled to one vote for each share of Class A Common Stock held as of the Record Date and ten votes for each share of Class B Common Stock held as of the Record Date. For purposes of any such vote, if a quorum is present, a proposal will pass if the votes cast “for” the action exceed the votes cast “against” the action, unless otherwise provided in the Company’s Articles of Incorporation or the North Carolina Business Corporation Act. Shares not voted with respect to any such matters (whether by abstention or broker non-vote) would not be included in vote totals and would not impact the vote. As of the date of this Proxy Statement, the Company knows of no matters other than the election of directors to be presented for action at the Annual Meeting.

ELECTION OF DIRECTORS

Each member of the Board is elected for a term of one year and until their successors are elected and qualified or until their earlier death, resignation or removal from office. The Company’s Articles of Incorporation and Bylaws provide that the Board may from time to time fix by resolution the number of directors that constitutes the Board, which shall be not less than five nor more than eleven. The Board has determined by resolution that the number of directors will be fixed at nine for purposes of this election. In accordance with the Company’s Articles of Incorporation and Bylaws, two of the nine directors will be elected by a vote of the holders of the Class A Common Stock and the remaining seven directors will be elected by a vote of the holders of the Class B Common Stock.

Identification of Directors and Executive Officers

The Board has nominated, and recommends a vote FOR, Fred D. Ayers, and John O. Pollard as directors to be elected by the holders of the Class A Common Stock and Ronald B. Freeman, Charles L. Gaither, Jr., Robert P. Ingle, Robert P. Ingle, II, James W. Lanning, Charles E. Russell and Laura Ingle Sharp as directors to be elected by the holders of the Class B Common Stock.

All of these nominees other than Fred D. Ayers are currently directors. Proxies received by the Board will be voted “For” the election of all of the nominees unless stockholders specify a contrary choice in their proxy. It is not anticipated that any nominee for election as a director will become unable to accept the nomination, but if such an event should occur the person or persons acting under the proxies will vote for any substitute nominee who may be designated by the Board. The person or persons acting under the proxies will vote for no more or fewer than nine nominees, unless the Board votes to change the number of directors, or fewer than nine individuals are nominated at the Annual Meeting.

The biographical information set forth below was furnished by each named director and executive officer of the Company. Except as otherwise indicated, each such person has been engaged in his or her most recent occupation or employment for more than five years.

DIRECTORS AND EXECUTIVE OFFICERS

Robert P. Ingle	Mr. Ingle served as Chairman of the Board from the Company’s incorporation in 1965 until May 2004 and thereafter has served as a director. Mr. Ingle has served as Chief Executive Officer since the Company was incorporated in 1965 and served as President from 1965 until 1982. Mr. Ingle also serves on the Asheville Board of Directors Advisory Board of Wachovia Bank, N.A. Mr. Ingle is 72.

Robert P. Ingle, II	Robert P. Ingle, II, has served as a director of the Company since February 1997 and as Chairman of the Board since May 2004. He has been employed by the Company since 1985 and has served as Vice President-Operations since February 1996. Mr. Ingle has held various positions with the Company, including management of new store development, store design, construction, training and development. Mr. Ingle is 37.

James W. Lanning	Mr. Lanning has served as a director of the Company since May 2003 and has served as President and Chief Operating Officer since March 2003. He has held many positions in his 28 years with the Company, most recently serving as a District Manager in Georgia. Mr. Lanning is 46.

DIRECTORS AND EXECUTIVE OFFICERS

Ronald B. Freeman	Mr. Freeman has served as a director of the Company since May 2005 and has served as Chief Financial Officer of the Company since April 18, 2005. Prior to joining the Company, Mr. Freeman served as Chief Financial Officer of Silver-Line Plastics Corporation, a plastic pipe manufacturer, since 2000. Mr. Freeman is 48.

Charles L. Gaither, Jr.	Mr. Gaither has served as a director of the Company since February 2002. In July 1998, Mr. Gaither was elected President of Milkco, Inc., a subsidiary of the Company that processes, packages and distributes milk, fruit juices and spring water. Mr. Gaither was previously Vice President and General Manager of Milkco from 1987 to 1998 and served as Assistant General Manager of Milkco from 1985 to 1987. Mr. Gaither is 62.

Fred D. Ayers	Mr. Ayers retired in 2002 as a senior officer of Wachovia Bank after 37 years of service. He has served on numerous boards and remains active in the Asheville Community. Mr. Ayers is 63.

John O. Pollard	A director of the Company since 1987, Mr. Pollard has been an attorney with the law firm of McGuireWoods, LLP since January 1998 where he served as a partner until January 2002, managing its Charlotte, North Carolina office. Prior to January 1998, he was a partner in the Charlotte law firm of Blakeney & Alexander with which he was affiliated from 1973 and which was acquired by McGuireWoods in 1998. Mr. Pollard is 68.

Charles E. Russell	Mr. Russell has served as a director of the Company since May 2001. Mr. Russell is a certified public accountant and has been a principal with Painter, Russell & Woodson, PLLC, certified public accountants, since October 1992. Mr. Russell is 67.

Laura Ingle Sharp	The Company’s “Laura Lynn” private label products are named after Ms. Sharp. She has been a director of the Company since February 1997. She has in the past served the Company in several capacities on a full-time and part-time basis, including appearing from time to time in advertisements promoting the Company’s private label products. Ms. Sharp is 49.

Robert P. Ingle, II and Laura Ingle Sharp are the son and daughter, respectively, of Robert P. Ingle. There are no other family relationships among any of the directors or executive officers of the Company.

Committees of the Board of Directors

The Board had three standing committees during fiscal 2005: an Executive Committee, an Audit/Compensation Committee and a Human Resources Advisory Committee. The Company did not have a separate nominating committee during fiscal 2005. The Company qualifies as a “Controlled Company” under the Nasdaq Marketplace Rules as Mr. Robert P. Ingle controls more than 50% of the Company’s voting power, as evidenced by the Company’s ownership records. As a Controlled Company, the continued listing requirements of Nasdaq do not require that the Company have a nominating committee.

The Executive Committee. The Executive Committee can exercise the powers of the full Board between meetings of the Board, except for powers that may not be delegated to a committee of the Board under the North Carolina Business Corporation Act. During fiscal 2005, the Executive Committee consisted of Messrs. Robert P. Ingle, Robert P. Ingle, II, and James W. Lanning. Ms. Brenda S. Tudor, a member of the Board of Directors until the 2005 annual meeting of stockholders held on March 29, 2005, also served on this committee during fiscal 2005. Mr. Ronald B. Freeman was appointed to the Executive Committee in June 2005.

The Audit/Compensation Committee. The Board has established, through the Company’s Bylaws, an Audit/Compensation Committee. When acting in its capacity as Audit Committee, this committee acts under the authority of and has the responsibilities described in the Company’s Audit Committee Charter. The Audit Committee Charter is attached as Appendix A to this proxy statement and is available on the Company’s website at www.ingles-markets.com. In this capacity, the committee is responsible for, among other things, engaging the Company’s independent auditors, approving the fees and services to be provided by the auditors, overseeing the auditors, reviewing and evaluating significant matters relating to the audit and internal controls of the Company and reviewing the scope and results of audits by, and recommendations of, the Company’s independent auditors. In addition, the committee reviews the audited financial statements of the Company and considers major changes and questions of choice regarding appropriate accounting principles and practices to be followed in the preparation of the Company’s financial statements.

When the committee is acting as the Compensation Committee, the Board has empowered the committee to:

•	approve compensation levels and increases in compensation of each executive officer and of other employees of the Company whose annual base salary is in excess of $100,000; and

•	approve all incentive payments to executive officers and any incentive payments in excess of $25,000, paid in cash or property, in any calendar year to any other employee.

Furthermore, the committee, when acting as the Compensation Committee, administers the Company’s employee benefit plans and other compensation matters where independent, disinterested administration is required by applicable tax or securities laws and regulations. Where such laws or regulations require that grants or awards under the Company’s stock-based employee benefit plans be made by the full Board or by a committee of non-employee or outside directors, the committee or the Board, as appropriate, makes such decisions.

During fiscal 2005, the Audit/Compensation Committee consisted of Messrs. Pollard and Russell and, until his death in August 2005, Mr. J. Alton Wingate. The Board has determined that each member of the committee is independent for purposes of the provisions of the Sarbanes-Oxley Act of 2002 and the Nasdaq Marketplace Rules regarding audit committees. In making this determination, the Board specifically reviewed the relationship Mr. Pollard has with the law firm McGuireWoods, LLP, which from time to time handles labor matters for the Company. Until January 1, 2002, Mr. Pollard was a partner in this law firm. As of January 1, 2002, Mr. Pollard became a non-equity partner of the firm, which, although including the term “partner” in the title, is a salaried, employee position. Mr. Pollard does not personally provide any of the legal services that his firm performs for the Company. Based on information provided by Mr. Pollard, the Board has determined that Mr. Pollard does not share in the profits of the law firm and thus does not indirectly receive any of the legal fees paid by the Company to such firm and has not received any such fees since January 1, 2002. Further, based on information provided by

Mr. Pollard, the Board has determined that his compensation is not directly affected by the receipt of payments by McGuireWoods from the Company. Therefore, the Board has determined that Mr. Pollard does not, directly or indirectly, receive any consulting, advisory or other compensatory fee from the Company. All the members of the Audit/Compensation Committee qualify as independent for purposes of such rules as they apply to compensation committees. Assuming the election of Mr. Ayers to the Board at the Annual Meeting, Mr. Ayers will be appointed to the Audit/Compensation Committee to fill the vacancy created by Mr. Wingate’s death.

The Board has also determined that Mr. Russell is an “audit committee financial expert” as defined under the rules of the Securities and Exchange Commission, who is independent of management of the Company.

The Human Resources Advisory Committee. The Human Resources Advisory Committee was established in August 1998 to oversee certain of the Company’s human resources compliance policies and programs. During fiscal 2005, Ms. Sharp and Mr. Wingate, until his death, served as members of this committee. Ms. Tudor also served on this committee until March 29, 2005. Mr. Freeman was appointed to this committee in June 2005.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All compensation decisions made during fiscal 2005 that were not made exclusively by the Board or the Audit/Compensation Committee were made by the Chief Executive Officer, in certain instances in consultation with the President and Chief Operating Officer and/or the Chairman of the Board. Messrs. Pollard, Russell and Wingate, who were the members of the Audit/Compensation Committee during fiscal 2005, were not officers or employees of the Company or its subsidiaries during fiscal 2005 or any prior fiscal year.

Mr. Pollard does not have any employment relationship with the Company. However, Mr. Pollard is an attorney with the law firm of McGuireWoods, LLP which, from time to time, handles labor matters for the Company. During fiscal 2005, the Company paid approximately $42,000 in fees for services rendered by that firm.

Further, during his tenure on the committee, Mr. Wingate also had a business relationship with the Company. Mr. Wingate was Chairman, Chief Executive Officer and President of Community Bankshares, Inc. and was an officer and director of its subsidiaries, Financial Supermarkets, Inc. and Community Bank & Trust. Financial Supermarkets, Inc. provides services to the Company in connection with the placement of banks within the Company’s supermarkets. During fiscal 2005, the Company paid approximately $129,000 in fees for services rendered by Financial Supermarkets, Inc.

The Company believes that the transactions described above were conducted on terms that are no less favorable to the Company than could have been obtained from unaffiliated third parties in arm’s length transactions.

Meetings of the Board of Directors and Committees

The Board held four formal meetings during fiscal 2005. The Executive Committee held no formal meetings during fiscal 2005, but met on an informal basis. The Audit/Compensation Committee held sixteen formal meetings during fiscal 2005, and met on an informal basis during board meetings and as required for other purposes. The Human Resources Advisory Committee held no formal meetings during fiscal 2005, but received updates on human resource issues as needed at quarterly Board meetings. Each director attended at least 75% of all meetings of the Board and of the committees of the Board on which he or she served during fiscal 2005. See “Committees of the Board of Directors.”

Directors who were not officers of the Company received a fee of $500 for each Board or Committee meeting they attended in person in fiscal 2005 until April 30, 2005. Effective April 30, 2005, directors who are not officers of the Company are paid an annual retainer of $10,000 plus $1,000 for each Board or Committee meeting they attend in person. Audit/Compensation Committee members other than the Chairman are also paid an additional annual retainer of $15,000 for service on such Committee, and the Chairman of the Audit/Compensation Committee is paid an additional annual retainer of $20,000.

Director Nominations

As noted above, the Company did not have a standing nominating committee in fiscal 2005. Historically, the Board of Directors has not considered a nominating committee necessary in that there have been few vacancies on the Company’s Board, and vacancies have been filled through discussions between the Chairman, the Chief Executive Officer and the Chief Financial Officer of the Company with input from other Board members as needed. Under the Company’s Articles of Incorporation, 25% of the directors of the Company are elected by the holders of Class A Common Stock and the remaining directors are elected by holders of the Class B Common Stock. Mr. Ingle, the Chief Executive Officer of the Company, is also the majority holder of shares of Class B Common Stock.

The Company has not received director candidate recommendations from its stockholders and does not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated. The Company does not intend to treat stockholder recommendations in any manner different from other recommendations.

All of the nominees for director, other than Mr. Ayers, are existing directors standing for reelection. Mr. Ayers was identified by the Board for nomination by Mr. Freeman, director and Chief Financial Officer of the Company, based on Mr. Ayers’ financial expertise as a former commercial banker and based on his familiarity with the Company. There were no fees paid to identify or evaluate nominees for the Board of Directors.

The Board has not adopted a policy with respect to minimum qualifications for board members. Conversely, with respect to each individual vacancy, the Board has determined the specific qualifications and skills required to fill that vacancy and to complement the existing qualifications and skills of the other Board members. Historically, the Company has not engaged third parties to assist in identifying and evaluating potential nominees, but would do so in those situations where particular qualifications are required to fill a vacancy and the Board’s and management’s contacts are not sufficient to identify an appropriate candidate.

Stockholder Communication with Board Members

The Company maintains contact information, both telephone and email, on its website under the heading “Contact Information.” By following the Contact Information link, a stockholder will be given access to the Company’s telephone number and mailing address as well as a link for providing email correspondence to Investor Relations. Communications sent to Investor Relations and specifically marked as a communication for the Board will be forwarded to the Board or specific members of the Board as directed in the stockholder communication. In addition, communications received via telephone for the Board are forwarded to the Board by an officer of the Company.

Board Member Attendance at Annual Meetings

The Company generally requires that all directors attend the annual meeting of stockholders, absent extraordinary circumstances. All directors attended the annual meeting of stockholders held in 2005.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its senior financial officers, including without limitation, its Chief Executive Officer, Chief Financial Officer and Controller. The full text of the Code of Ethics is published on the Company’s website at www.ingles-markets.com under the caption “Corporate Governance.” In the event that the Company makes any amendments to, or grants any waivers of, any provision of the Code of Ethics applicable to its principal executive officer, principal financial officer or principal accounting officer, the Company intends to promptly disclose such amendment or waiver on its website.

Certain Legal Proceedings

On June 15, 2005, a purported shareholder of the Company filed a shareholder derivative suit on behalf of the Company against certain current and former individual members of the Board and against the Company as a nominal defendant in the U.S. District Court for the Western District of North Carolina. The suit alleges that the defendant directors breached their fiduciary duties by failing to implement appropriate internal controls. The suit seeks from the directors damages in an unspecified amount allegedly sustained by the Company, as well as disgorgement by certain directors to the Company of salaries and bonuses received by those directors between 2002 and 2005. The Board appointed an independent committee, which retained independent counsel, to review the suit and evaluate whether maintenance of the derivative proceeding was in the best interest of the Company. After an investigation, the independent committee concluded that the maintenance of the derivative proceeding was not in the best interest of the Company. On October 10, 2005, the Company filed a motion to dismiss the derivative proceeding.

AUDIT COMMITTEE REPORT

The Audit/Compensation Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the Company’s financial statements and the financial reporting process including the systems of internal controls. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit/Compensation Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant adjustments, and the clarity of disclosures in the financial statements. The Audit/Compensation Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit/Compensation Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61 (communication with audit committees). In addition, the Audit/Compensation Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditors the auditors’ independence from management and the Company. The Audit/Compensation Committee approved the selection of the Company’s independent auditors for fiscal 2005 and has considered the compatibility of any non-audit services performed with the auditors’ independence.

The Audit/Compensation Committee discussed with the independent auditors the overall scope and plans for their audit of the Company’s financial statements. The Audit/Compensation Committee meets with the independent auditors to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit/Compensation Committee held sixteen meetings during fiscal 2005.

During the course of fiscal 2005, management, with the assistance of Grant Thornton LLP, consultants to the Company, completed the initial documentation, testing and evaluation of the Company’s system of internal control over financial reporting as a result of the requirements set forth in Section 404 of the Sarbanes-Oxley Act and related regulations. The Audit/Compensation Committee was kept apprised of the progress of the evaluation, provided oversight and advice to management during the process and approved the engagement of Grant Thornton LLP to assist in the process. Once the documentation, testing and evaluation were completed, the Audit/Compensation Committee reviewed and discussed with management and Grant Thornton LLP management’s assessment and report on the effectiveness of the Company’s internal control over financial reporting as of September 24, 2005 and management’s plan to address certain material weaknesses identified. The Audit/Compensation Committee also met with Ernst & Young LLP, the Company’s independent auditors, with and without management, to discuss the results of their examinations and their observations and recommendations regarding the Company’s internal control over financial reporting and to review their related attestation report.

In reliance on the reviews and discussions referred to above and the report of the independent auditors, the Audit/Compensation Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 24, 2005 for filing with the Securities and Exchange Commission.

SUBMITTED BY:

THE AUDIT/COMPENSATION COMMITTEE

John O. Pollard Charles E. Russell

EXECUTIVE COMPENSATION

Report on Executive Compensation

The Audit/Compensation Committee was responsible for administering executive compensation during fiscal 2005. The duties of this committee are set forth on pages 5 and 6 under the heading “ELECTION OF DIRECTORS – Committees of the Board of Directors – Audit/Compensation Committee.” This report describes the compensation policies established by the Committee for the executive officers of the Company.

Executive Compensation Policies. The Company’s Chief Executive Officer periodically reviews the compensation paid by the Company to its executive officers and other employees. Based on the Company’s general performance and that of the individual executive officer, he makes final subjective determinations (in certain instances in consultation with the President and Chief Operating Officer and/or the Chairman of the Board) with respect to any changes to be made to that compensation. Bonuses paid to officers of the Company’s subsidiary, Milkco, Inc., are based on established quantitative measurements of Milkco’s performance.

Neither the full Board nor the Audit/Compensation Committee generally reviews or ratifies the Chief Executive Officer’s decisions relating to executive compensation unless otherwise required by the Company’s Bylaws, by resolutions adopted by the Board or by the North Carolina Business Corporation Act. Decisions are made by the Board or the Audit/Compensation Committee if such decisions require the adoption of documents relating to employee benefit plans or programs. In addition, the Audit/Compensation Committee is required by resolution to approve any increases in compensation that the Company will pay to an employee whose base salary is in excess of $100,000, all incentive compensation that the Company will pay to executive officers and any incentive payments that the Company will pay to any other employee in excess of $25,000. Decisions about grants or awards under the Company’s stock-based employee benefit plans are made either by the Audit/Compensation Committee or by the Board, as appropriate, where Rule 16b-3 of the Securities Exchange Act 1934, as amended (the “Exchange Act”), or Section 162(m) of the Internal Revenue Code requires that such grants or awards be made by the full Board or by a committee of “non-employee” or “outside directors.” See “ELECTION OF DIRECTORS – Committees of the Board of Directors.” No such grants or awards were made during fiscal 2005.

The Internal Revenue Code generally provides that corporate deductions will be disallowed for annual compensation in excess of $1 million paid to certain executive officers of publicly held corporations. “Performance-based” compensation is excluded from the cap. Although the $1 million compensation deduction cap would be applicable to the executive officers named in the “SUMMARY COMPENSATION TABLE” their compensation levels for fiscal 2005 were substantially below the cap. Nevertheless, the Chief Executive Officer and the Audit/Compensation Committee, as appropriate, intend to consider the Internal Revenue Code’s compensation deductibility cap when they determine compensation levels and to evaluate appropriate alternatives to mitigate any adverse impact this limitation may have on the deductibility of executive compensation paid by the Company and its subsidiaries.

Salaries and Cash Incentive Bonus Awards. In fiscal 2005, Mr. Robert P. Ingle received a salary of $100,000 and no bonus. Mr. Ingle and the Audit/Compensation Committee believe compensation to Mr. Ingle in 2005 and years prior to fiscal 2005 was on the low end of competitive compensation paid to other chief executive officers in the industry.

Other executive officers of the Company received a salary and bonus, the amounts of which were determined by Mr. Ingle, the President and Chief Operating Officer and/or the Chairman of the Board, as appropriate, and approved by the Audit/Compensation Committee. The bonus paid to Mr. Gaither, President of the Company’s subsidiary, Milkco, Inc., is based on a pre-determined quantitative formula. He received a bonus equal to a percentage of Milkco’s earnings before taxes and payment of the bonus. All other executive officers’ bonuses were subjectively determined.

Investment/Profit Sharing Plan. The Company maintains the Ingles Markets, Incorporated Investment/Profit Sharing Plan (the “Profit Sharing Plan”) to provide retirement benefits to eligible employees. The Profit Sharing Plan includes 401(k) and discretionary employer matching contribution features. The assets of the Profit Sharing Plan are held in trust for participants and are distributed upon the retirement, disability, death or other termination of employment of the participant. Quarterly, the Board, in its discretion, determines the amount of any Company contributions, including the amount of any matching contributions to be made based on participants’ 401(k) contributions for the quarter.

Employees who participate in the Profit Sharing Plan may contribute to their 401(k) account between one percent and fifty percent (in increments of one percent) of their compensation by way of salary reductions that cannot exceed a maximum amount that varies annually in accordance with the Internal Revenue Code. The Company also makes available to Profit Sharing Plan participants the ability to direct the investment of their 401(k) accounts (including the Company’s matching contributions) in various investment funds, including a fund holding Class A Common Stock of the Company.

The Company’s contributions to the participants’ profit sharing accounts are held in a separate fund (the “Ingles Fund”) that invests primarily in shares of the Company’s Class B Common Stock and also includes cash reserves to facilitate distributions from the fund. See “SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS” regarding the shares of Class B Common Stock held by the Profit Sharing Plan.

The Company contributed $11,000 to the Profit Sharing Plan during fiscal 2005 and made additional contributions totaling $583,000 to the Plan from accumulated forfeitures under the Plan in fiscal 2005. These contributions were allocated to the matching contribution accounts in each participant’s 401(k) accounts. The Company’s contributions to each of the executive officers named in the Summary Compensation Table are reflected in the last column of that table. As of September 24, 2005, all of the Company’s executive officers who are named in the Summary Compensation Table and who had account balances under the Profit Sharing Plan were 100% vested in their accounts. Mr. Freeman has no account balance under the Profit Sharing Plan. Participants’ interests in contributions allocated to their accounts vest over six years.

Life Insurance. The Company maintains, at its expense, for the benefit of each of its full-time employees life insurance policies in amounts up to $150,000 based on the W-2 compensation of the employee. The premiums paid by the Company for the benefit of the executive officers named in the Summary Compensation Table are included in the last column of that table.

SUBMITTED BY:

THE AUDIT/COMPENSATION COMMITTEE

John O. Pollard Charles E. Russell

Executive Compensation Summary

The following tables set forth information concerning the compensation of the Company’s Chief Executive Officer and each of its other four most highly compensated executive officers at the end of fiscal 2005 and one additional former executive officer.

SUMMARY COMPENSATION TABLE

	Annual Compensation			All Other Compensation ($) (1)
Name and Principal Position during 2005	Fiscal Year	Salary ($)	Bonus ($)
Robert P. Ingle Chief Executive Officer	2005 2004 2003	100,000 100,000 117,511	— — —	966 1,056 1,473

Robert P. Ingle, II Chairman and Vice President - Operations	2005 2004 2003	170,045 170,045 152,534	40,000 40,000 25,000	1,862 1,769 2,036

James W. Lanning President and Chief Operating Officer (2)	2005 2004 2003	250,000 242,788 145,558	40,000 40,000 2,759	1,865 2,476 2,716

Charles L. Gaither, Jr. President, Milkco, Inc.	2005 2004 2003	175,000 175,000 117,308	44,579 44,722 196,334	1,332 1,501 1,825

Ronald B. Freeman Vice President – Finance, Chief Financial Officer (3)	2005 2004 2003	69,962 — —	15,000 — —	151 — —

Brenda S. Tudor Former Vice President – Finance, Chief Financial Officer and Treasurer (4)	2005 2004 2003	144,545 175,032 173,108	20,000 30,000 30,000	1,623 1,781 2,332

(1)	Includes contributions to the Profit Sharing Plan on behalf of the named individuals in the following amounts for 2005: Robert P. Ingle - $750, Robert P. Ingle, II - $1,538, James W. Lanning - $1,541, Charles L. Gaither - $1,008 and Brenda S. Tudor - $1,299; for 2004: Robert P. Ingle - $750, Robert P. Ingle, II - $1,463, James W. Lanning - $2,170, Charles L. Gaither, Jr. – $1,195 and Brenda S. Tudor - $1,475; and for 2003: Robert P. Ingle - $1,185, Robert P. Ingle, II - $1,748, James W. Lanning - $2,428, Charles L. Gaither - $1,537 and Brenda S. Tudor - $2,044. Includes between $151 and $324 in term life insurance premiums paid by the Company for the benefit of each of the named individuals in 2005. Also includes $306 and $288 in term life insurance premiums paid by the Company for the benefit of each of the named individuals in 2004 and 2003, respectively.

(2)	Mr. Lanning became President and Chief Operating Officer in March 2003.

(3)	Mr. Freeman became Vice President Finance and Chief Financial Officer on April 18, 2005.

(4)	Ms. Tudor resigned from the Company on February 21, 2005, effective March 18, 2005.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

No options or SARs were granted to the executive officers listed in the Summary Compensation Table during fiscal 2005.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION/SAR VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)		Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End	Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End
				Exercisable/ Unexercisable (#) (1)	Exercisable/ Unexercisable ($) (1)
Robert P. Ingle	0	—		0/0	$0/0
Robert P. Ingle, II	100,000	$436,449	(2)	0/0	$0/0
James W. Lanning	5,250	$14,792	(3)	0/0	$0/0
Charles L. Gaither, Jr.	0	—		0/0	$0/0
Ronald B. Freeman	0	—		0/0	$0/0
Brenda S. Tudor	0	—		0/0	$0/0

(1)	Represents options to purchase shares of Class A Common Stock pursuant to the Ingles Markets, Incorporated Amended and Restated 1997 Nonqualified Stock Option Plan. The fair market value of the Class A Common Stock on September 24, 2005 was $14.98 per share based on the closing price per share on such date as reported by the Nasdaq Stock Market.

(2)	The options exercised had an exercise price of $10.50 per share. On the dates of exercise, the fair market values of the Class A Common Stock averaged $14.86 per share.

(3)	The options exercised had an exercise price of $9.5625 per share. On the dates of exercise, the fair market values of the Class A Common Stock averaged $12.38 per share.

Stock Price Performance Graph

In accordance with the rules and regulations of the Securities and Exchange Commission, set forth below are a graph and accompanying tables comparing the cumulative total stockholder return on the Class A Common Stock to the cumulative total return of (i) the S&P 500 Comprehensive-Last Trading Day Index and (ii) a peer group of companies in the Company’s line of business (“Peer Group 1”) for the five-year period ended September 24, 2005. Peer Group 1 consists of the following companies: Marsh Supermarkets, Inc., Fresh Brands, Inc., Wild Oats Markets, Inc., Ruddick Corporation, and Weis Markets, Inc. In prior year comparisons Winn-Dixie Stores, Inc. was included as part of the peer group. It has been removed from the peer group because it has filed for bankruptcy protection and is thus no longer considered a comparably traded company.

The graph and table assume that $100 was invested after the close of the market on September 30, 2000, and that dividends were reinvested quarterly. Returns of the companies included in the peer groups reflected below have been weighted according to each company’s stock market capitalization at the beginning of each section for which a return is presented. Peer Group 2 presented below shows the comparison including Winn-Dixie Stores, Inc. in the group, as in prior years.

INGLES MARKETS, INCORPORATED

COMPARATIVE RETURN TO STOCKHOLDERS

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG INGLES MARKET, INC., THE S & P 500 INDEX AND A PEER GROUP

*	$100 invested on 9/30/00 in stock or index-including reinvestment of dividends. Index calculated on month-end basis.

INDEXED RETURNS OF INITIAL $100 INVESTMENT*

Company/Index	2001	2002	2003	2004	2005
Ingles Markets, Incorporated Class A Common Stock	$115.45	$111.49	$106.79	$141.10	$179.02
S&P 500 Comprehensive – Last Trading Day Index	$73.38	$58.35	$72.58	$82.65	$92.78
Peer Group 1	$81.52	$90.97	$92.49	$95.53	$113.53
Peer Group 2	$83.57	$97.34	$87.23	$67.46	$70.49

*	Assumes $100 invested in the Class A Common Stock of Ingles Markets, Incorporated after the close of the market on September 30, 2000.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the number of shares of Class A Common Stock and Class B Common Stock owned beneficially as of November 15, 2005, by each director and nominee for director, each of the executive officers of the Company named in the Summary Compensation Table, all directors and executive officers as a group, and each person known by the Company to be a beneficial owner of more than five percent (5%) of either class of the outstanding Common Stock. The table also sets forth the percentage of each class of Common Stock held by such stockholders. As of November 15, 2005, there were 12,080,720 shares of Class A Common Stock and 12,364,991 shares of Class B Common Stock outstanding. Except as otherwise indicated, each beneficial owner has sole voting and investment power with respect to the Common Stock listed.

	Number of Shares Owned Beneficially				Percentage of Common Stock				Percentage of Total Voting Power
Name	Class A (2)		Class B		Class A (2)		Class B
Robert P. Ingle (1)	11,893,478	(3)	11,748,600	(3)(4)	50.6	%(3)	95.0	%(3)(4)	86.8	%(3)(4)
James W. Lanning (1)	1,651,128	(3)	1,580,000	(3)	12.4	%(3)	12.8	%(3)	11.7	%(3)
Robert P. Ingle, II (1)	272,450	(5)	154,950	(5)	2.2	%(5)	1.3	%(5)	1.2	%(5)
Laura Ingle Sharp (1)	81,526	(6)	79,725	(6)		*		*		*
Ronald B. Freeman (1)	1,532		0			*		*		*
Charles L. Gaither, Jr. (1)	5,450		0			*		*		*
Charles E. Russell (1)	415	(7)	0			*		*		*
John O. Pollard (1)	100		0			*		*		*
Fred D. Ayers (1)	0		0			*		*		*
Mario J. Gabelli, et al (8)	1,127,800	(9)	0		9.6	%(9)		*		*
Dimensional Fund Advisors, Inc. (10)	898,137	(11)	0		7.6	%(11)		*		*
Ingles Investment/Profit Sharing Plan (1)	1,644,878		1,580,000		12.3%		12.8%		11.7%
All Directors and Executive Officers as a group (8 persons)	12,326,079	(3)	11,983,275	(3)	51.9	%(3)	96.9	%(3)	88.6	%(3)

*	Less than 1%.

(1)	The address of this beneficial owner is P.O. Box 6676, Asheville, North Carolina 28816.

(2)

Each share of Class B Common Stock is convertible, at any time at the option of the holder, into one share of Class A Common Stock. If the holder of any shares of Class B Common Stock transfers the shares to anyone other than a “qualified transferee” as defined in the Company’s Articles of Incorporation, then each share of Class B Common Stock will automatically convert into a share of Class A Common Stock. Accordingly, for each holder of Class B Common Stock the number of shares and percentage of Class A Common Stock set forth in this table also reflect the Class A Common Stock into which such stockholder’s shares of Class B Common Stock are convertible. However, these converted shares are not used to calculate such percentages for any other stockholder in this table. The number of shares and percentage of Class A Common Stock held by all directors and executive officers as a group also reflects the conversion into Class A Common Stock of each share of Class B Common Stock held by each director and executive officer. Because the Class B Common Stock converts into Class A Common Stock on a one to one basis, the number of shares of Class B Common Stock noted in the table above also represents the number of shares of Class A Common Stock each holder would beneficially own upon conversion of the Class B Common Stock beneficially owned by them.

(3)	Includes the 64,878 shares of Class A Common Stock and 1,580,000 shares of Class B Common Stock held by the Company’s Investment/Profit Sharing Plan and Trust, of which Messrs. Ingle and Lanning are trustees as of November 15, 2005. The trustees have sole voting power and dispositive power with respect to such shares. However, Messrs. Ingle and Lanning disclaim beneficial ownership of such shares.

(4)	Includes 48,600 shares of Class B Common Stock held by Mr. Ingle’s wife, with respect to which Mr. Ingle disclaims any beneficial ownership interest.

(5)	Includes 8,134 shares of Class B Common Stock held by Mr. Ingle’s minor children, with respect to which Mr. Ingle disclaims any beneficial ownership interest.

(6)	Includes 586 shares of Class A Common Stock held by Ms. Sharp’s minor children through a dividend reinvestment plan and 2,025 shares of Class B Common Stock held by Ms. Sharp’s minor children.

(7)	Constitutes shares of Class A Common Stock held by Mr. Russell’s spouse through a dividend reinvestment plan, with respect to which Mr. Russell disclaims any beneficial ownership interest.

(8)	The address of this beneficial owner is Gabelli Funds, Inc., One Corporate Center, Rye, New York 10580.

(9)	The information as to Mario J. Gabelli includes Marc J. Gabelli and entities controlled directly or indirectly by Mario or Marc Gabelli (“Gabelli Entities”) and is derived from a statement on Form 13D dated August 10, 2005 filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act. Such statement discloses that (i) Mr. Gabelli is the chief investment officer for most of the Gabelli Entities signing such statements and is deemed to have beneficial ownership of the shares owned by all Gabelli Entities, (ii) Mr. Gabelli and the Gabelli Entities do not admit that they constitute a group within the meaning of Section 13(d) of the Exchange Act and the rules and regulations thereunder and (iii) Mr. Gabelli and the Gabelli Entities have the sole power to vote and dispose of all the shares of which they are beneficial owners (unless the aggregate voting interest of all Gabelli Entities exceeds 25% of the Company’s total voting interest or other special circumstances exist, in which case the proxy voting committees of certain of the Gabelli Entities would have the sole voting power to vote certain of the shares of Class A Common Stock). The Gabelli Entities which beneficially own shares of the Company’s Class A Common Stock are registered investment advisors and beneficially own such shares in an agent capacity.

(10)	The address of this beneficial owner is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(11)	The information as to Dimensional Fund Advisors, Inc. (“Dimensional”) is derived from a statement on Form 13F for the calendar quarter ended September 30, 2005 filed with the Securities and Exchange Commission on October 18, 2005. This statement discloses that Dimensional possesses sole investment power over such shares and sole voting power with respect to 881,137 of such shares and no voting power with respect to the remaining shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Mr. Pollard, a director of the Company, is an attorney with the law firm of McGuireWoods, LLP which, from time to time, handles labor matters for the Company. During fiscal 2005, the Company paid approximately $42,000 in fees for services rendered by that firm.

Mr. Wingate, a director of the Company during the majority of fiscal 2005, was Chairman, Chief Executive Officer and President of Community Bankshares, Inc. and was an officer and director of its subsidiaries, Financial Supermarkets, Inc. and Community Bank & Trust. Financial Supermarkets, Inc. provides services to the Company in connection with the placement of banks within the Company’s supermarkets. During fiscal 2005, the Company paid approximately $129,000 in fees for services rendered by Financial Supermarkets, Inc.

The Company believes that the transactions described above have been and will continue to be on terms no less favorable to the Company than those available from unaffiliated third parties in transactions negotiated at arms-length. The Company does not intend to enter into any transactions in the future with or involving any of its officers or Directors or any members of their immediate family on terms that would be less favorable to the Company than those that would be available from unaffiliated third parties in arms-length transactions.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Ernst & Young LLP has served as the independent auditors for the Company and its subsidiaries since March 1989. Representatives of Ernst & Young LLP are expected to be present at the 2006 Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will respond to appropriate questions. Ernst & Young LLP has been engaged to review financial statements included in the Company’s Form 10-Q for the quarter ended December 24, 2005. The Audit/Compensation Committee has not yet engaged in discussions regarding the engagement of independent auditors for the remainder of the Company’s 2006 fiscal year.

Principal Accountant Fees and Services

As reflected in the table below, the Company incurred fees in fiscal 2005 and 2004 for services performed by Ernst & Young LLP related to such periods.

	Year Ended September 24, 2005	Year Ended September 25, 2004
Audit Fees	$1,029,000	$1,038,000
Audit-related Fees	19,000	26,000
Tax Fees	87,000	56,000

Total Fees	$1,135,000	$1,120,000

In the above table:

“Audit fees” are fees billed by the independent auditors for professional services for the audit of the consolidated financial statements included in the Company’s Form 10-K, the audit of internal controls over financial reporting, additional procedures related to the previously disclosed Securities and Exchange Commission inquiry and the Company’s internal investigation, review of financial statements included in the Company’s Form 10-Qs, and for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements;

“Audit-related fees” are fees for services performed during the respective years by the independent auditors for audits of the Company’s employee benefit plan and other services that are reasonably related to the performance of the audit or review of the registrant’s financial statements; and

“Tax fees” are fees for services performed during the respective years by the independent auditors for professional services related to certain tax compliance, tax advice, and tax planning.

The Company’s Audit/Compensation Committee pre-approved all services described above for fiscal 2005, including non-audit services, and has determined that these fees and services are compatible with maintaining the independence of Ernst & Young LLP. The Company’s Audit/Compensation Committee requires that each service provided by Ernst & Young LLP be pre-approved by the committee. However, the committee has empowered

Charles E. Russell, the chair of the committee to grant such approval on its behalf as to matters that arise between Audit/Compensation Committee meetings.

OTHER MATTERS

Solicitation of Proxies

The Company will solicit proxies for the Annual Meeting by mail. The Company will bear the cost of preparing, assembling, printing, mailing and soliciting proxy solicitation materials. The Company’s officers and regular employees may also solicit proxies in person or by telephone, but they will not be specially compensated for such services. The Company’s regularly retained investor relations firm, Corporate Communications, Inc., may also solicit proxies by telephone and mail. The Company will not pay Corporate Communications, Inc. a separate fee for any such proxy solicitations. The Company will reimburse brokerage firms and other nominees, custodians and fiduciaries for the reasonable out-of-pocket expenses they incur in forwarding proxy solicitation materials to the beneficial owners of Common Stock held of record by them.

Stockholders’ Proposals for the 2007 Annual Meeting

The Company plans to hold its 2007 Annual Meeting of Stockholders in February or early March. Any proposal that a stockholder wants to be presented at the 2007 Annual Meeting of Stockholders must be received by the Secretary no later than September 14, 2006 or the proposal will automatically be excluded from proxy materials for that meeting. Such proposals must be received by the Secretary at the Company’s principal office, the address of which is set forth on page 1 of this Proxy Statement, and must meet the requirements of the regulations of the Securities and Exchange Commission to be eligible to be included in the proxy materials for the Company’s 2007 Annual Meeting.

Further, any stockholder proposal for which the Company does not receive notice on or before November 28, 2006 shall be subject to the discretionary vote of the proxy holders at the 2007 Annual Meeting of Stockholders.

Action on Other Matters at the 2006 Annual Meeting

If notice of a stockholder proposal that has not been submitted to be included in this Proxy Statement was not received by the Company on or before January 10, 2006, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment. No proposals had been received as of that date.

At this time, the Company does not know of any matters to be presented for action at the 2006 Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement. If any other matter comes before the Annual Meeting, it is intended that the persons who are named in the proxies will vote the shares represented by effective proxies in their discretion.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company is required to identify any Reporting Person (as defined below) that failed to file on a timely basis with the Securities and Exchange Commission any report that was required to be filed during fiscal 2005 with the SEC pursuant to Section 16(a) of the Exchange Act. Such required filings include a Form 3 (an initial report of beneficial ownership of Common Stock) and a Form 4 and Form 5 (which reflect changes in beneficial ownership of Common Stock). For purposes of this Proxy Statement, a “Reporting Person” is a person who at any time during fiscal 2004 was (a) a director of the Company, (b) an executive officer of the Company or its subsidiaries, (c) a beneficial owner of more than 10% of the Class A Common Stock or Class B Common Stock or (d) any other person who was subject to Section 16 of the Exchange Act with respect to the Company. Based solely on a review of such Forms 3, 4 and 5 and all amendments thereto that were furnished to the Company by the Reporting Persons known to the Company, as required by Rule 16a-3(e), no Reporting Person who was required to comply with Section 16(a) of the Exchange Act failed to comply with such requirements during fiscal 2004, with the exception of Robert P. Ingle, II, who was late filing a Form 4 to report the extension of the exercise period for an outstanding option due to miscommunication.

Incorporation by Reference to This Proxy Statement

The Audit Committee Report and the Report on Executive Compensation set forth on pages 9 through 11 of this Proxy Statement and the graph and related data set forth under the heading “Stock Price Performance Graph” on pages 14 and 15 of this Proxy Statement shall not be deemed to be incorporated by reference into any report, statement or other filing made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, or in any related prospectus that incorporates this Proxy Statement by reference, in whole or in part, notwithstanding anything to the contrary set forth therein.

Availability of Form 10-K

Upon written request, the Company will provide, without charge, to stockholders that are entitled to receive this Proxy Statement a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended September 24, 2005, as filed with the Securities and Exchange Commission (including the financial statements and related schedules, but not including the exhibits thereto, which will be provided upon written request at the stockholder’s expense). Requests for copies should be directed to Investor Relations at Ingles Markets, Incorporated, P.O. Box 6676, Asheville, North Carolina 28816, or by telephone at (828) 669-2941, ext. 223.

STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR COOPERATION WILL BE APPRECIATED. YOUR PROXY WILL BE VOTED WITH RESPECT TO THE MATTERS IDENTIFIED ON THE PROXY CARD(S) IN ACCORDANCE WITH ANY SPECIFICATIONS ON THE PROXY CARD(S).

By Order of the Board of Directors

Robert P. Ingle, II Chairman of the Board

INGLES MARKETS, INCORPORATED

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. 0

[	]

			For	Withhold	For All
1.	Election of Directors:		All	All	Except	2. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any postponements or adjournments thereof.
	Nominees:	Fred D. Ayers	0	0	0
		John O. Pollard

	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the line above.)					I PLAN TO ATTEND	0
						The undersigned hereby acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Stockholders to be held February 14, 2006.

						Dated: , 2006

						Signature(s)

						(Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.)

Ù    FOLD AND DETACH HERE    Ù

YOUR VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

7119—Ingles Markets, Incorporated—Class A

CLASS A	CLASS A

INGLES MARKETS, INCORPORATED

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 14, 2006

The undersigned hereby appoints Robert P. Ingle and James W. Lanning, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Class A Common Stock held of record by the undersigned on January 6, 2006, at the Annual Meeting of Stockholders of Ingles Markets, Incorporated to be held on February 14, 2006, at 1:00 P.M. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any postponements or adjournments thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

(Continued and to be signed on reverse side.)

7119—Ingles Markets, Incorporated—Class A

INGLES MARKETS, INCORPORATED

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.    0

[	]

		For	Withhold	For All
1.	Election of Directors:	All	All	Except	2. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any postponements or adjournments thereof.
	Nominees: Ronald B. Freeman; Charles L. Gaither, Jr.; Robert P. Ingle; Robert P. Ingle, II; James W. Lanning; Charles E. Russell; Laura Ingle Sharp	0	0	0

	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the line above.)				I PLAN TO ATTEND	0
					The undersigned hereby acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Stockholders to be held February 14, 2006.

					Dated: , 2006

					Signature(s)

					(Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.)

Ù    FOLD AND DETACH HERE    Ù

YOUR VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

7120—Ingles Markets, Incorporated—Class B

CLASS B	CLASS B

INGLES MARKETS, INCORPORATED

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 14, 2006

The undersigned hereby appoints Robert P. Ingle and James W. Lanning, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Class B Common Stock held of record by the undersigned on January 6, 2006, at the Annual Meeting of the Stockholders of Ingles Markets, Incorporated to be held on February 14, 2006, at 1:00 P.M. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any postponements or adjournments thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

(Continued and to be signed on reverse side.)

7120—Ingles Markets, Incorporated—Class B